UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 1, 2004, Sepracor Inc. (“Sepracor”) entered into a Manufacturing Services Agreement (the “Agreement”) with Patheon Inc., pursuant to which Patheon will be the sole manufacturer of Sepracor’s LUNESTA™ brand eszopiclone, formerly referred to as Estorra.  Sepracor received approval from the U.S. Food and Drug Administration (the “FDA”) on December 15, 2004 to market LUNESTA in 1 mg, 2mg and 3mg tablets for the treatment of insomnia.  The Agreement has a three-year term and shall automatically continue after the initial term for successive terms of two years, unless a party gives notice of termination at least eighteen months prior to the end of the then-current term.  The Agreement contains customary termination rights, including termination for material breach.  In addition, Sepracor may terminate the Agreement if any governmental agency takes any action that prevents Sepracor from selling LUNESTA and Patheon may terminate the Agreement if Sepracor assigns its rights under the Agreement to certain third parties.

The foregoing description is qualified in its entirety by reference to the Agreement, which is attached to this current report on Form 8-K as exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events

On December 15, 2004, Sepracor announced that the FDA has approved its New Drug Application for LUNESTA™ brand eszopiclone, formerly referred to as Estorra, 1 mg, 2 mg and 3 mg tablets for the treatment of insomnia.  Insomnia can include difficulty falling asleep as well as difficulty maintaining sleep through the night.  The recommended dosing to improve sleep onset and/or maintenance is 2 mg or 3 mg for adult patients (ages 18-64) and 2 mg for older patients (ages 65 and older).  The 1 mg dose is for sleep onset in older adult patients whose primary complaint is difficulty falling asleep.  Sepracor expects to commercially launch LUNESTA in January 2005.

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements with respect to the anticipated commercial launch of LUNESTA. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: unexpected delays in commercial introduction; the ability of the company to attract and retain qualified personnel; and certain other factors that may affect future operating results and are detailed in Sepracor’s quarterly report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

                (c)           Exhibits

                                See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: December 20, 2004	By:	/s/ Robert F. Scumaci
Robert F. Scumaci Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Manufacturing Services Agreement between Patheon and the Registrant dated March 1, 2004.

*  Confidential treatment has been requested as to certain portions, which portions have been filed separately with the Securities and Exchange Commission.